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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 30, 2002

NATIONAL EQUIPMENT SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-14163 (Commission File Number)	36-4087016 (IRS Employer Identification No.)
1603 Orrington Avenue, Suite #1600 Evanston, Illinois (Address of principal executive offices)	60201 (Zip Code)

Registrant's telephone number, including area code: (847) 733-1000

This Instrument contains 4 pages.

The Exhibit Index is located on page 4.

Item 2. Acquisition or Disposition of Assets

        On June 30, 2002, National Equipment Services, Inc., a Delaware corporation, and NES Companies, L.P., a Delaware limited partnership and wholly-owned subsidiary of National Equipment Services, Inc., sold its trench shoring business to United Rentals (North America), Inc., a Delaware corporation, pursuant to the terms of the Asset Purchase Agreement, dated as of June 30, 2002 (the "Asset Purchase Agreement"), by and among National Equipment Services, Inc., NES Companies, L.P. and United Rentals (North America), Inc.

        The Asset Purchase Agreement is attached hereto as Exhibit 2.1 to this Form 8-K. Attached as Exhibit 99.1 to this Form 8-K is a press release describing this disposition in greater detail.

Item 7. Financial Statements and Exhibits

  (a)
  Not applicable.

  (b)
  Not applicable.

  (c)
  Exhibits.

        2.1  Asset Purchase Agreement, dated as of June 30, 2002, by and among National Equipment Services, Inc., a Delaware corporation, NES Companies, L.P., a Delaware limited partnership, and United Rentals (North America), Inc., a Delaware corporation.

        99.1 Press Release dated as of July 1, 2002.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2002

NATIONAL EQUIPMENT SERVICES, INC.

By:	/s/ Michael D. Milligan
Name:	Michael D. Milligan
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Asset Purchase Agreement, dated as of June 30, 2002, by and among National Equipment Services, Inc., a Delaware corporation, NES Companies, L.P., a Delaware limited partnership, and United Rentals (North America), Inc., a Delaware corporation.
99.1	Press Release dated as of July 1, 2002.

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  Item 2. Acquisition or Disposition of Assets
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX